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                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors
The Farwell State Savings Bank

We consent to the use of our report on the financial statements of The Farwell State Savings Bank as of and for the year ended December 31, 2005 included in this Registration Statement on Form S-4 of IBT Bancorp, Inc. and to the reference to our Firm under the caption "Experts" in the proxy statement-prospectus.


                                         /s/ REHMANN ROBSON
                                         ---------------------------------------

Saginaw, Michigan
June 30, 2006


                                 Exhibit 23.2-1